DEBT	6 Months Ended
Jun. 30, 2017
Debt Disclosure [Abstract]
DEBT
DEBT

Debt at June 30, 2017 and December 31, 2016 is summarized as follows:

(in thousands of $)	2017	2016
$33.93 million term loan	26,013	28,275
$82.5 million term loan	39,433	44,367
$284.0 million term loan	242,523	258,538
$420.0 million term loan	367,909	388,545
$425.0 million term loan	206,545	166,743
$109.2 million term loan	88,140	—
$73.4 million term loan	53,448	—
$80.2 million term loan	63,360	—
U.S. dollar denominated floating rate debt	1,087,371	886,468
U.S. dollar denominated fixed rate debt	182,286	177,300
Related party seller's credit	22,500	—
Deferred charges	(4,659)	(5,350)
Total debt	1,287,498	1,058,418
Less: current portion	—	—
	1,287,498	1,058,418

Movements during the six months ended June 30, 2017 are summarized as follows:

(in thousands of $)	Floating rate debt	Fixed rate debt	Related party seller's credit	Deferred charges	Total
Balance at December 31, 2016	886,468	177,300	—	(5,350)	1,058,418
Loan repayments	(68,531)	—	—	—	(68,531)
Loan draw downs	50,000	—	—	—	50,000
Debt assumed as a result of the Acquisition	219,434	—	22,500	—	241,934
Amortization of purchase price adjustment	—	4,986	—	—	4,986
Capitalized financing fees and expenses	—	—	—	—	—
Amortization of capitalized fees and expenses	—	—	—	691	691
Balance at June 30, 2017	1,087,371	182,286	22,500	(4,659)	1,287,498

Loan Amendments and Cash Sweep Mechanism
In February 2016, the Company agreed with its lenders to amend certain of the terms on the $420.0 million term loan facility, $425.0 million senior secured post-delivery term facility,$33.93 million credit facility, $82.5 million credit facility and the $284.0 million credit facility, or the Loan Facilities. For the period from April 1, 2016 to September 30, 2018, there will be no repayments on these facilities, subject to a cash sweep mechanism as described below. The minimum value covenant is set at 100% with a subsequent increase to 125% or 135% (depending on the facility) on October 1, 2018 and the market adjusted equity ratio is waived up until the same date. The Company has also agreed that for the nine (six as of the date of this report) remaining newbuilding contracts where the Company has financing in the $425.0 million term loan facility, there will be a fixed draw down of $25.0 million per vessel subject to compliance with the minimum value covenant of 100% for the period. The margins on the loans are unchanged, however, the Company will pay an increased margin of 4.25% for the deferred repayments under the loan facilities. The Company will resume repayment of each loan on October 1, 2018 based on the repayment model as if October 1, 2018 was April 1, 2016 regardless of any repayment made during the period in accordance with the cash sweep mechanism described below and without affecting the final maturity date.

A cash sweep mechanism is in place whereby the Company will pay down on the deferred repayment amount should the cash position improve. The Company will report and furnish our lenders at the end of each first and third quarter a calculation of free projected cash anticipated at September 30, 2018, or the Free Projected Cash. All Free Projected Cash above a threshold of $25 million will be used to repay the loans on the cash sweep repayment date, which is when the compliance certificates fall due. The first cash sweep repayment date was due at the end of the third quarter of 2016. The cash sweep that the Company will pay to each lender will be based on a relative value of the deferred amount in each facility as calculated as per end of that half year period equal to:

•	the installments that had fallen due and payable under the agreements during that period had not such installments been suspended in accordance; over

•	all regular installments that had fallen due and payable under all existing credit facilities during that period had not such installments been suspended.
Existing credit facilities include the Loan Facilities and the $22 million senior secured term loan agreement made between Golden Opus Inc and the Company as guarantor of 50% of the facility. Any repayments made under the cash sweep will be applied against balloon payments due on the loans. Due to the operation of the cash sweep mechanism, the Company will not be permitted to make any cash dividend payments without the prior approval of the Company's lenders in the period to September 30, 2018. The impact of these loan amendments was to defer $113.9 million of loan repayments due in the period from April, 1 2016 to September 30, 2018 and to postpone repayments on future drawings on the delivery of newbuilding vessels and Golden Opus Inc in this period.

In the six months ended June 30, 2017, the Company drew down $50.0 million from its $425 million term loan facility in connection with the two Capesize newbuildings delivered during the period and repaid floating rate debt of $54.0 million in accumulated deferred debt repayments through the cash sweep mechanism set in place as part of the amended terms under the loan agreements entered into in the first quarter 2016. As of June 30, 2017, the deferred repayments under the loan facilities amounted to $14.5 million. Based on the improved cash position and amended terms on the outstanding newbuildings, but subject to market development and working capital changes in the third quarter of 2017, the Company expects to prepay a significant part of the deferred debt repayments during the fourth quarter of 2017 through the cash sweep mechanism.

The movement of $5.0 million on the U.S dollar denominated fixed rate debt in 2017 represents the amortization of purchase price adjustments arising from the Merger.

The Company has recorded deferred charges of $4.7 million at June 30, 2017 as a direct deduction from the carrying amount of the related debt. During the six months ended June 30, 2017, $0.7 million amortization in total was recognized. The Company presents the amortization expense of deferred charges under interest expense. Comparative numbers have been revised to conform with current presentation.

New loan facilities
In the six months ended June 30, 2017, as part of the Acquisition, the Company assumed debt of $219.4 million ($109.2 million term loan, $73.4 million term loan and $80.2 million term loan) in relation to 11 delivered vessels from Quintana and $22.5 million seller's credits in relation to two delivered vessels from Hemen.

According to the loan agreements entered into with the lenders with respect to the acquired vessels from Quintana, the Company down paid $14.5 million of the debt, covering three regular quarterly repayments, in exchange for no mandatory debt repayment until July 2019. In the period prior to July 2019, a cash sweep mechanism is put in place whereby if certain conditions are met, the Company will pay down on the deferred repayment amount of $40.6 million. The cash sweep is calculated semi-annually with first potential payment following the end of the first quarter of 2018.

The average interest rate of the debt in connection with the acquisition of the vessels from Quintana is LIBOR plus 3.1% margin. Ordinary debt repayments, following the end of the waiver period in July 2019, will amount to $5.8 million per quarter. Pursuant to the loan agreements, our wholly-owned non-recourse subsidiary which indirectly owns the vessels acquired from Quintana is prohibited from paying dividends to the parent company. During the waiver period through June 2019, the Company will be required under the loan agreements to satisfy financial covenants including $10 million in minimum cash and 105% minimum asset value. Following this waiver period, the financial covenants under these loans will include 25% market adjusted equity, $10 million in minimum cash and 125% to 135% minimum asset value.

The outstanding debt at June 30, 2017 is repayable as follows;

(in thousands of $)
2017 (remaining six months)	—
2018	78,038
2019	561,810
2020	379,338
2021	269,085
Thereafter	21,600
1,309,871
Fair value purchase price adjustment of convertible bond debt	(17,714)
1,292,157

Assets pledged
As of June 30, 2017, 61 vessels (December 31, 2016: forty-five vessels) with an aggregate carrying value of $2,193.8 million (December 31, 2016: $1,733.2 million) were pledged as security for our floating rate debt.